EXHIBIT 23.1
                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-25631 of Waste Industries, Inc. of our report dated May 5, 1997 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in such Prospectus.

                                         /s/        DELOITTE & TOUCHE LLP

Raleigh, North Carolina
May 12, 1997